                                                                    EXHIBIT 10.1

                    AMENDMENT NUMBER NINE TO LOAN AGREEMENT

     THIS AMENDMENT to the Loan Agreement entered into as of October 4, 1993, between ARI NETWORK SERVICES, INC. ("ARI") and WITECH CORPORATION ("WITECH") as amended (the "Loan Agreement") is entered into as of the 5th day of November, 1996 between ARI and WITECH.

                                   BACKGROUND

     This Amendment to the Loan Agreement reflects the mutual understanding and agreement of the parties to amend the Loan Agreement regarding the provision by WITECH of a revolving credit facility to ARI.

     NOW THEREFORE, the parties agree as follows:

     1. Paragraph 2.2(a) is amended to read as follows: "(a) Two Million Dollars ($2,000,000) or". The "Bridge Loan" referenced in Amendment Number Seven to the Loan Agreement shall bear interest at the rate per annum equal to the Prime Rate plus 2.0%, retroactive to August 1, 1996.

     2. In Exhibit 1.1 in the definition of "Total Loan Commitment" on page 1.1-4, the reference to "One Million Five Hundred Thousand Dollars ($1,500,000)" is deleted and "Two Million Dollars ($2,000,000)" is substituted therefor.

     3. In Exhibit 2.2(a), the reference to $1,500,000.00" is deleted and $2,000,000.00" is substituted therefor.

     4. In Exhibit 1.1 in the definition of "Termination Date" and in the Revolving Credit Note, the references to December 31, 1996 is deleted and December 31, 1997 is substituted therefor.

     5. The number of shares available for purchase under the Commitment Warrant described in Paragraph 2.8 of the Loan Agreement is hereby increased to a total of Six Hundred Thousand (600,000). An Amended and Restated Commitment Warrant is being executed and delivered contemporaneously herewith.

     6. As further consideration hereunder, upon execution hereof, ARI is delivering to WITECH a Usage Warrant for up to 100,000 Shares of Common Stock of ARI.

     7. Subject to the amendments described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.

WITECH CORPORATION                      ARI NETWORK SERVICES, INC.


By:   /s/ Francis Brzezinski            By:    /s/ Brian Dearing
   -------------------------------         -------------------------------------
     Francis Brzezinski, President         Brian Dearing,
                                           President and Chief Executive Officer

                    AMENDED AND RESTATED COMMITMENT WARRANT

     This is to certify that for value received, including, without limitation, the agreement of WITECH Corporation ("WITECH") to enter into a Loan Agreement dated October 4, 1993, as amended (the "Loan Agreement") with ARI NETWORK SERVICES, INC. (the "Company"), WITECH is entitled to purchase shares of the Company's $.001 par value Common Stock, subject to the terms and conditions more fully set forth herein.

     1. Definitions. This Warrant is the "Commitment Warrant" referred to in the Loan Agreement. Except as otherwise provided herein, capitalized terms used herein shall be defined as provided in the Loan Agreement.

     2. Number of Shares. This Warrant shall permit WITECH to purchase Six Hundred Thousand (600,000) shares of Common Stock, as adjusted hereunder (the "Underlying Shares"). In the event of any stock dividend, stock split, reverse stock split, recapitalization or reorganization or any similar transaction, the number of shares of the Common Stock that the holder hereof may acquire upon exercise hereof and the Exercise Price shall be proportionately and appropriately adjusted.

     3. Exercise Price. The Underlying Shares of the Common Stock that may be acquired by WITECH pursuant to the exercise of this Warrant may be acquired by WITECH at a per share price of Two Dollars ($2.00) with respect to 500,000 Underlying Shares and at a per share price of $2.25 with respect to 100,000 Underlying Shares (the "Exercise Price").

     4. Adjustment of Exercise Price. In the event that ARI issues any shares of Common Stock (other than to directors, employees or former employees of the Company upon the exercise of stock options) ("Newly Issued Common Stock") or warrants (other than the Usage Warrant) or other securities convertible into Common Stock (other than stock option grants to directors or employees) ("Newly Issued Securities") at any time while this Warrant is outstanding and the price per share of such Newly Issued Common Stock or the exercise price per share under such Newly Issued Securities is less than the Exercise Price hereunder, the Exercise Price hereunder with respect to any Underlying Shares shall be reduced to the per share price of such Newly Issued Common Stock or the exercise price under such Newly Issued Securities.

     5. Exercise. This Warrant may be exercised at any time on or before September 30, 2000, as to all or part of the Underlying Shares. To exercise this Warrant, WITECH shall present to the Company this Warrant, together with the Exercise Price for the number of Underlying Shares to be purchased, in cash or by certified check or bank draft drawn on immediately available funds, whereupon this Warrant shall be exercised to the extent specified, and WITECH shall be the holder of record of the number of shares of Common Stock purchased. Certificates evidencing such shares shall be delivered to WITECH within a reasonable time but not exceeding ten (10) days after this Warrant shall have been exercised as provided herein.

     6. Representations and Warranties. The Company hereby represents and warrants to WITECH as follows:

     (a) The Company has full corporate power and authority to execute this Warrant and perform its obligations hereunder.

     (b) The execution and delivery of this Warrant and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Warrant has been duly executed by properly authorized officers of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (c) Neither the execution and delivery of this Warrant nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term or condition contained in any judgment, decree, order, statute, rule or governmental regulation applicable to the Company or any of its subsidiaries or any of its or their assets.

     (d) The Company shall at all times from the date hereof until such time as its obligations hereunder terminate, reserve for issuance upon exercise of this Warrant, that number of shares of the Common Stock equal to the maximum number of shares of the Common Stock which may be acquired pursuant hereto. Any shares issued pursuant to the exercise of this Warrant shall be duly and validly issued, fully paid and nonassessable (other than as provided in Section 180.0622(2)(b) of the Wisconsin Statutes and the case law interpreting such statute), shall be free and clear of all liens, security interests, charges, claims or encumbrances, and shall not have been issued in violation of any preemptive rights of any stockholders of the Company.

     7.  Miscellaneous.

     (a) This Warrant has not been registered under the Securities Act of 1993 as amended (the "Act"), but rather has been issued pursuant to an exemption therefrom. This Warrant may not be transferred or assigned except as expressly permitted herein, and then only in accordance with a valid registration statement or an exemption form registration under the provisions of the Act.

     (b) This Warrant shall not entitle the holder hereof to any rights as a stockholder of the Company, either at law or in equity; specifically, this Warrant shall not entitle the holder hereof to vote on any matter presented to the stockholders of the Company or to any notice of any meetings of Stockholders or any other proceedings of the Company.

     (c) If any term, provision, covenant or restriction contained in this Warrant is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Warrant shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Warrant will not permit the holder hereof to acquire the full number of shares of the Common Stock provide in Paragraph 2, above, it is the express intention of the Company to allow the holder hereof to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

     (d) This Warrant shall in all respects be governed by and construed in accordance with the internal laws of the State of Wisconsin.

     (e) This Warrant may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Company and the holder hereof.

     (f) This Warrant constitutes the entire agreement of WITECH and the Company with respect to the matters contained herein, and supersedes all prior agreements and understandings between the parties with respect thereto, including the Amended and Restated Commitment Warrant issued to WITECH dated October 18, 1995 which is superseded hereby.

     IN WITNESS WHEREOF, the Company has executed and delivered this Warrant effective as of this 5th day of November, 1996.

                                     ARI NETWORK SERVICES, INC.


                                     By:/s/ Brian Dearing
                                        -------------------------------------
                                        Brian Dearing
                                        President and Chief Executive Officer

                                     Attest:


                                     By:/s/ Mark L. Koczela
                                        -------------------------------------
                                        Mark L. Koczela, Secretary

                                 USAGE WARRANT

     This is to certify that for value received, including, without limitation, the agreement of WITECH Corporation ("WITECH") to enter into an Amendment Number Nine to Loan Agreement on even date herewith with ARI NETWORK SERVICES, INC. (the "Company"), WITECH is entitled to purchase shares of the Company's $.001 par value Common Stock, subject to the terms and conditions more fully set forth herein. Such Loan Agreement, as amended, is referred to herein as the "Loan Agreement."

     1. Number of Shares. This Warrant shall permit WITECH to purchase from the Company at any time or from time to time during the term hereof the following number of shares of Common Stock (the "Usage Shares") of the Company:


     If the maximum amount of borrowings
     under the Loan Agreement at any time                     The number of
     hereafter exceeds                                Usage Shares shall be
     -----------------------------------------------  ---------------------
     $1.0 million but does not exceed $1.25 million                  25,000
     $1.25 million but does not exceed $1.50 million                 50,000
     $1.50 million but does not exceed $1.75 million                 75,000
     $1.75 million                                                  100,000


In the event of any stock dividend, stock split, reverse stock split, recapitalization or reorganization or any similar transaction, the number of shares of the Common Stock that the holder hereof may acquire upon exercise hereof and the Exercise Price shall be proportionately and appropriately adjusted.

     2. Exercise Price. The exercise price for the Usage Shares that may be acquired by WITECH pursuant to the exercise of this Warrant shall be $2.25 per share (the "Exercise Price").

     3. Adjustment of Exercise Price. In the event that ARI issues any shares of Common Stock (other than to directors, employees or former employees of the Company upon the exercise of stock options) ("Newly Issued Common Stock") or warrants (other than the Amended and Restated Commitment Warrant) or other securities convertible into Common Stock (other than stock option grants to directors or employees) ("Newly Issued Securities") at any time while this Warrant is outstanding and the price per share of such Newly Issued Common Stock or the exercise price per share under such Newly Issued Securities is less than the Exercise Price hereunder, the Exercise Price hereunder with respect to any Usage Shares shall be reduced to the per share price of such Newly Issued Common Stock or the exercise price under such Newly Issued Securities.

     4. Exercise. This Warrant may be exercised at any time on or before September 30, 2000, as to all or part of the Usage Shares. To exercise this Warrant, WITECH shall present to the Company this Warrant, together with the Exercise Price for the number of Usage Shares to be purchased, in cash or by certified check or bank draft drawn on immediately available funds, whereupon this Warrant shall be exercised to the extent specified, and WITECH shall be the holder of record of the number of shares of Common Stock purchased. Certificates evidencing such shares shall be delivered to WITECH within a reasonable time but not exceeding ten (10) days after this Warrant shall have been exercised as provided herein.

     5. Representations and Warranties. The Company hereby represents and warrants to WITECH as follows:

     (a) The Company has full corporate power and authority to execute this Warrant and perform its obligations hereunder.

     (b) The execution and delivery of this Warrant and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Warrant has been duly executed by properly authorized officers of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (c) Neither the execution and delivery of this Warrant nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term or condition contained in any judgment, decree, order, statute, rule or governmental regulation applicable to the Company or any of its subsidiaries or any of its or their assets.

     (d) The Company shall at all times from the date hereof until such time as its obligations hereunder terminate, reserve for issuance upon exercise of this Warrant, that number of shares of the Common Stock equal to the maximum number of shares of the Common Stock which may be acquired pursuant hereto. Any shares issued pursuant to the exercise of this Warrant shall be duly and validly issued, fully paid and nonassessable (other than as provided in Section 180.0622(2)(b) of the Wisconsin Statutes and the case law interpreting such statute), shall be free and clear of all liens, security interests, charges, claims or encumbrances, and shall not have been issued in violation of any preemptive rights of any stockholders of the Company.

     6.  Miscellaneous.

     (a) This Warrant has not been registered under the Securities Act of 1993 as amended (the "Act"), but rather has been issued pursuant to an exemption therefrom. This Warrant may not be transferred or assigned except as expressly permitted herein, and then only in accordance with a valid registration statement or an exemption form registration under the provisions of the Act.

     (b) This Warrant shall not entitle the holder hereof to any rights as a stockholder of the Company, either at law or in equity; specifically, this Warrant shall not entitle the holder hereof to vote on any matter presented to the stockholders of the Company or to any notice of any meetings of Stockholders or any other proceedings of the Company.

     (c) If any term, provision, covenant or restriction contained in this Warrant is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Warrant shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Warrant will not permit the holder hereof to acquire the full number of shares of the Common Stock provide in Paragraph 1, above, it is the express intention of the Company to allow the holder hereof to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

     (d) This Warrant shall in all respects be governed by and construed in accordance with the internal laws of the State of Wisconsin.

     (e) This Warrant may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Company and the holder hereof.

     (f) This Warrant constitutes the entire agreement of WITECH and the Company with respect to the matters contained herein, and supersedes all prior agreements and understandings between the parties with respect thereto.

     IN WITNESS WHEREOF, the Company has executed and delivered this Warrant effective as of this 5th day of November, 1996.

                                        ARI NETWORK SERVICES, INC.


                                        By:/s/ Brian Dearing
                                           ------------------------------------
                                           Brian Dearing
                                           President and Chief Executive Officer


                                        Attest:


                                        By:/s/ Mark L. Koczela
                                           ------------------------------
                                           Mark L. Koczela, Secretary




                                       3